Securities and Exchange Commission

                     Washington, DC  20549

                            Form 8-K

                         Current Report

             Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act 1934


               Date of Report  February 26, 1999
               (Date of earliest event reported)



              MidAmerican Energy Holdings Company
     (Exact name of registrant as specified in its charter)



    Iowa                                  1-9874
94-2213782
(State of other          (Commission File              (IRS
Employer
 jurisdiction of                Number)
Identification No.)
 incorporation)



 666 Grand Avenue                 Des Moines, Iowa
50309
(Address of principal executive offices)
Zip Code




Registrant's Telephone Number, including area code:    (515) 242-
4000




                              N/A
 (Former name or former address, if changed since last report)
Item 2. Acquisition or Disposition of Assets

     On February 26, 1999, the Registrant announced that it had completed the sale of its ownership interest in the Coso geothermal projects to Caithness Energy LLC for a cash sale price of $205 million plus $5 million of contingent payments and the
assumption of $67 million of project debt.   A copy of the press
release issued by the Registrant is attached hereto as Exhibit 1.

     On March 3, 1999, the Registrant announced that it closed the sale of 50% of its ownership interests in CE Generation LLC to El Paso Power Holding Company, an affiliate of El Paso Energy Corporation. The consideration for the sale was $259.6 million (subject to adjustments) comprised of $236.1 million in cash along with the assumption of 50% of the Registrant's required project equity contributions totaling $23.5 million for the two
CE Generation facilities currently in construction.   A copy of
the press release issued by the Registrant is attached hereto as
Exhibit 2.

     Certain information included in this report contains forward-looking statements made pursuant to the Private Securities
Litigation  Reform Act of 1995 ("Reform Act").   Such  statements
are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause the actual results and performance of the Registrant to differ materially from any expected future results or performance, expressed or implied, by the forward-looking statements including expectations
regarding  the  future results of operations of  Registrant.   In
connection with the safe harbor provisions of the Reform Act, the Registrant has identified important factors that could cause actual results to differ materially from such expectations,
including   development   uncertainty,   operating   uncertainty,
acquisition uncertainty, uncertainties relating to doing business
outside   of   the  United  States,  uncertainties  relating   to
geothermal  resources,  uncertainties relating  to  domestic  and
international  (and  in  particular,  Indonesian)  economic   and
political conditions and uncertainties regarding the impact of regulations, changes in government policy, industry deregulation
and  competition.   Reference is made to all of the  Registrant's
SEC Filings, including the Proxy Statement and the Registrant's Report on Form 8-K dated March 6, 1998, incorporated herein by
reference,  for  a  description of  such  factors.   The  Company
assumes no responsibility to update forward-looking information contained herein.

Item 7.  Financial Statements and Exhibits

     Exhibit 1 - Press Release dated February 26, 1999
     Exhibit 2 - Press Release dated March 3, 1999

     The required proforma financial information will be filed at a later date as part of an amendment to this Form 8-K.










                            SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MidAmerican Energy Holdings Company



By: \s\ Douglas L. Anderson
                                   Douglas L. Anderson
                                   Assistant Secretary and
                                   Assistant General Counsel





Dated: March 15, 1999



                           SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              MidAmerican Energy Holdings Company




By: ______________________________
                                   Douglas L. Anderson
                                   Assistant Secretary and
                                   Assistant General Counsel




Dated: March 15, 1999


























EXHIBIT 1

FOR IMMEDIATE RELEASE

CalEnergy Closes Sale to Caithness Energy of Coso Power Projects

     OMAHA, NEBRASKA, February 26, 1999 -- CalEnergy Company, Inc. ("CalEnergy" or the "Company") (NYSE: CE; PCX; London) announced today that it closed the sale of all of its ownership interests in the Coso geothermal power projects (the "Projects") to Caithness Energy LLC ("Caithness") for an aggregate consideration of $277 million dollars. The price is comprised of $205 million in cash and $5 million in contingent payments along with the assumption of CalEnergy's affiliate's share of Project debt totaling $67 million.

     All ownership interests and management of the Coso Projects have been transferred to Caithness, effective today, including indirect interests in Coso Finance Partners (Navy I), Coso Energy
Developers (BLM) and Coso Power Developers (Navy II).

     "These recent accomplishments by our Company represent some of the final steps taken in the diligent pursuit to successfully conclude the merger with MidAmerican," said David L. Sokol, Chairman and Chief Executive Officer of CalEnergy. "Our strategy for growth will remain as important to our future, as it has in our past. We remain focused and committed to becoming a leading global provider of a full range of energy services."

     "We look forward to the opportunity to build upon Coso's strong performance," said James Bishop, Sr., Chairman of Caithness. "Renewable forms of energy will become more important as we enter the 21st century and we believe Coso is one of the premier renewable resources in the U.S."

     CalEnergy Company, Inc. is a global energy company that manages and owns interests in approximately 5,000 net megawatts of power generation facilities in operation, construction and development worldwide. The Company develops and produces energy from diversified fuel sources including geothermal, natural gas and hydroelectric. Through its subsidiary Northern Electric, CalEnergy supplies and distributes electricity and gas to approximately 2.0 million customers in the United Kingdom. CalEnergy conducts business in the U.S., U.K., the Philippines, Indonesia, Poland and Australia and employs more than 4,400 people worldwide. For the year ended December 31, 1998, CalEnergy generated revenues of nearly $2.7 billion and at December 31, 1998 had assets of approximately $9.1 billion.

     Caithness is a privately owned developer and owner of interests in 15 operating power plants with a combined capacity of over 1,000 megawatts of electricity. Caithness is based in New York City specializing in natural resource exploration and power plant development around the world.

Press Contacts:
CalEnergy Company, Inc.                 Caithness Energy LLC
Craig Hammett - Senior Vice President & CFO             402-341-
4500                       James D. Bishop, Jr.         212-921-
9099
Patti McAtee - Director, Corp. Communications          402-341-
4500                       Leslie J. Gelber             212-921-
9099
Diana Nelson - Brunswick, Media Relations               212-333-
3810                       Christopher T. McCallion     212-921-
9099


                        www.calenergy.com

EXHIBIT 2
FOR IMMEDIATE RELEASE

Craig Hammett - Senior Vice President, Chief Financial Officer
402-341-4500
Patti McAtee - Director, Corporate Communications
402-341-4500
Diana Nelson - Brunswick
212-333-3810

             CalEnergy Closes Sale to El Paso Energy
       50% Ownership Interests in 14 Generating Facilities

     OMAHA, NEBRASKA, March 3, 1999 -- CalEnergy Company, Inc. ("CalEnergy" or the "Company") (NYSE: CE; PCX; London) announced today that it closed the sale of 50% of its ownership interests in CE Generation LLC ("CE Generation") (the holding company for 14 of CalEnergy's U.S. generating facilities) to an affiliate of El Paso Energy Corporation (NYSE: EPG) ("El Paso Energy") for an aggregate consideration of $259.6 million, subject to certain adjustments. The price is comprised of $236.1 million in cash along with the assumption of 50% of CalEnergy's required project equity contributions totaling $23.5 million for the two CE Generation facilities currently in construction and 50% of CE Generation and project level debt. Prior to closing the sale to El Paso Energy, CalEnergy received approximately $395 million in net proceeds from a $400 million debt issuance by CE Generation.

     CE Generation, a Delaware limited liability company and wholly owned subsidiary of CalEnergy, was formed for the purpose of owning 100% of CalEnergy's interests in 12 U.S. power generation projects which are qualifying facilities ("QFs") under PURPA and two additional generating facilities currently in construction at the Salton Sea. Collectively, the 14 power projects have a combined electric generating capacity of approximately 896 net megawatts and include ten geothermal projects near the Imperial Valley in southern California and four natural gas-fired cogeneration projects in New York, Pennsylvania, Texas and Arizona.

     "We believe this transaction will be a successful one for both companies," said David L. Sokol, Chairman of the Board and Chief Executive Officer of CalEnergy. "El Paso Energy is the right strategic partner for us and we are excited to begin working together." Mr. Sokol added, "The completion of this sale also brings us one step closer to finalizing the pending merger with MidAmerican Energy."

     CalEnergy Company, Inc. is a global energy company that manages and owns interests in approximately 5,000 net megawatts of power generation facilities in operation, construction and development worldwide. The Company develops and produces energy from diversified fuel sources including geothermal, natural gas and hydroelectric. Through its subsidiary Northern Electric, CalEnergy supplies and distributes electricity and gas to approximately 2.0 million customers in the United Kingdom. CalEnergy conducts business in the U.S., U.K., the Philippines, Indonesia, Poland and Australia and employs more than 4,400 people worldwide. For the year ended December 31, 1998, CalEnergy generated revenues of nearly $2.7 billion and at December 31, 1998 had assets of approximately $9.1 billion.
                        www.calenergy.com